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                                                                 EXECUTION COPY

                           CASH COLLATERAL AGREEMENT

     CASH COLLATERAL AGREEMENT, dated as of February 19, 2003, among RFM 2, LLC, a Delaware limited liability company (the "Pledgor"), JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Secured Party") for the benefit of itself and the Lenders parties to the Credit Agreement referred to below, and THE NORTHERN TRUST COMPANY, as Securities Intermediary (in such capacity, the "Securities Intermediary").

                             Preliminary Statement

          Pursuant to Section 6.05 of the Credit Agreement, dated as of June 3, 1999, among RCN CORPORATION, RCN TELECOM SERVICES OF PENNSYLVANIA, INC. (now known as Telecom Services, Inc.), RCN CABLE SYSTEMS, INC. (now known as RCN Telecom Services, Inc.), JAVANET, INC. (now known as UNET Holding, Inc.), RCN FINANCIAL MANAGEMENT, INC., UNET HOLDING, INC., INTERPORT COMMUNICATIONS CORP. (now known as UNET Holding, Inc.) and ENET HOLDING, INC. (now known as RCN Internet Services, Inc.) (collectively, the "Borrowers"), the lenders party thereto (the "Lenders"), and JPMORGAN CHASE BANK, formerly THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Pledgor has agreed to enter into this Agreement for the benefit of the Secured Party and the
Lenders:

          1. Defined Terms. (a) Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

          (b) As used herein, the following terms shall have the following meanings:

     "Agreement": this Cash Collateral Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

     "Cash Collateral": the collective reference to:

          (a) all cash, instruments, securities, other financial assets and funds deposited from time to time in the Cash Collateral Account, including, without limitation, an amount equal to the Net Proceeds of all sales, transfers or other dispositions of assets to the extent required under the Credit Agreement;

          (b) all investments of funds in the Cash Collateral Account and all instruments, securities and other financial assets evidencing such investments;

          (c) all interest, dividends, cash, instruments, securities and other financial assets and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing; and

          (d) any security entitlement to any of the foregoing.

     "Cash Collateral Account": account no. 2612652 in the name of the Pledgor established at the office of the Securities Intermediary at 50 South La Salle Street, Chicago, IL 60675,


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Attention: Mark Cosentino, for the benefit of the Secured Party designated "RFM
2, LLC-JPMORGAN CHASE BANK" with such abbreviations as may be required to comply with the Securities Intermediary's operating systems.

     "Collateral": the collective reference to the Cash Collateral and the Cash Collateral Account.

     "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which any of its property is bound.

     "Custody Agreement": as defined in Section 7.

     "Governmental Authority": the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Investment Manager": the collective reference to Thomas Weisel Partners LLC, Mellon Bond Associates (together with its successors) and UBS Paine Weber and any other entity designated in writing as an "Investment Manager" by the Secured Party and the Pledgor to the Securities Intermediary. As of the date of this Agreement, Thomas Weisel Partners LLC is the acting Investment Manager with respect to the Cash Collateral Account.

     "Permitted Investments": investments that comply with the Investment Policy Guidelines attached hereto as Exhibit A.

     "Person": any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Secured Obligations": the collective reference to the Obligations and all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement.

     "UCC": the Uniform Commercial Code in effect in the State of New York or any other applicable jurisdiction from time to time.

          2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby grants to the Secured Party, for the ratable benefit of the Lenders, a security interest in the Collateral.

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     3.   Establishment and Maintenance of Cash Collateral Account. (a) The
Securities Intermediary hereby confirms that (i) the Securities Intermediary has established the Cash Collateral Account, (ii) the Cash Collateral Account is a "Securities Account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Pledgor as entitled to exercise the rights that comprise any financial asset credited to the account, (iv) all property delivered to the Securities Intermediary pursuant to this Agreement will be promptly credited to the Cash Collateral Account, and (v) all securities or other property underlying any financial assets credited to the Cash Collateral Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Cash Collateral Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially indorsed to the Pledgor except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

     (b) The Cash Collateral Account shall be maintained until the Secured Obligations have been paid and performed in full and the Commitments have been terminated.

     (c) The Collateral shall be subject to the dominion and control of the Secured Party. Neither the Pledgor nor the Investment Manager shall have any right of withdrawal from the Cash Collateral Account.

     (d) The Pledgor agrees that all financial assets or other instruments or securities deposited to the Cash Collateral Account shall at all times be cash or constitute Permitted Investments; provided, that with respect to the financial assets and other instruments or securities deposited into the Cash Collateral Account on the date hereof, which shall constitute "Permitted Investments" as defined in the Credit Agreement, the Pledgor shall have 60 days to comply with this provision.

     4. "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Cash Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

     5. Control of Cash Collateral Account. (a) If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Secured Party and relating to the Cash Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other Person.

     (b) The Securities Intermediary agrees that it will take all instructions with respect to the Cash Collateral Account solely from the Secured Party; provided that, until such time as the Securities Intermediary receives a written notice from the Secured Party to the contrary as provided for in
Section 12, the Investment Manager (and only the Investment Manager) shall be entitled to invest the financial assets deposited to the Cash Collateral Account in Permitted Investments in accordance with, and subject to the provisions of, Section 12. The

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Securities Intermediary shall have no duty or responsibility to determine or monitor whether any investment entered into by the Investment Manager is or continues to be a Permitted Investment.

     6. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Cash Collateral Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The financial assets and other items deposited to the Cash Collateral Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Cash Collateral Account).

     7. Conflict with other Agreements. There are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to the Cash Collateral Account other than the Custody Agreement dated April 2002 (the "Custody Agreement"). The terms of the Custody Agreement, including but not limited to those governing investment of cash, exercise of investment authority by the Investment Manager, delivery and receipt of securities, cash or other property by the Securities Intermediary in settlement of purchases, sales or other transfers or upon redemptions, maturities, tenders and other corporate actions and payment of the fees and expenses of the Securities Intermediary as custodian, shall continue to apply to the Cash Collateral Account, except to the extent specifically otherwise provided in this Agreement. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement (including, without limitation, the Custody Agreement) now existing or hereafter entered into, the terms of this Agreement shall prevail.

     8. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and of the Pledgor in the Cash Collateral Account, the Securities Intermediary does not know of any claim to, or interest in, the Cash Collateral Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto, other than the Securities Intermediary's lien under the Custody Agreement for advances to cover overdrafts arising in the normal course of investment activities for the Cash Collateral Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Cash Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and the Pledgor thereof.

     9. Representations and Warranties of the Pledgor. The Pledgor represents and warrants to the Secured Party that:

     (a) The Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.




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                                                                               5

     (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms and creates in favor of the Secured Party a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except in each case as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby.

     (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any member or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement by or against the Pledgor.

     (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

     10. Covenants of the Pledgor. The Pledgor covenants and agrees with the Secured Party that:

     (a) Except as expressly permitted by the terms of the Credit Agreement, the Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

     (b) The Pledgor will maintain the security interest created by this Agreement as a first priority, perfected security interest and defend the right, title and interest of the Secured Party in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Secured Party reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of financing statements under the UCC.

     (c) The Pledgor will send a statement summarizing all outstanding investments made pursuant to Section 12 hereof to the Secured Party semimonthly.

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                                                                               6


          11. Representations, Warranties and Covenants of the Securities Intermediary. The Security Intermediary hereby makes the following representations, warranties and covenants:

          (a) The Cash Collateral Account has been established as set forth herein and the Cash Collateral Account will be maintained in the manner set forth herein until termination of this Agreement. The Securities Intermediary shall not change the name or account number of the Cash Collateral Account without the prior written consent of the Secured Party.

          (b) No financial asset is or will be registered in the name of the Pledgor, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

          (c) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

          (d) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Cash Collateral Account and/or any of the financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such Person. The Securities Intermediary has not entered into any other agreement with the Pledgor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5 hereof.

          (e) The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence (including, without limitation, with respect to all investments made pursuant to Section 12 hereof) concerning the Cash Collateral Account and/or any financial assets credit thereto simultaneously to each of the Pledgor and the Secured Party at the address set forth in Section 18 of this Agreement.

          12. Investment of Cash Collateral. (a) Until such time as the Securities Intermediary received a written notice from the Secured Party to the contrary, the Investment Manager shall have the sole investment responsibility for the financial assets in the Cash Collateral Account. The Pledgor shall have no right to make any investments. All investments (i) shall constitute Permitted Investments, (ii) shall be credited to and maintained within the Cash Collateral Account and (iii) shall be made in such a manner that the books and records of the Securities Intermediary indicate clearly that such investment has been credited to and maintained within the Cash Collateral Account. The Securities Intermediary shall have no responsibility to monitor any investment decision.

          (b) Upon receiving a notice from the Secured Party referred to in clause (a) above and subject to final settlement of transactions already initiated, the Securities Intermediary shall take direction as to investments solely from the Secured Party and shall no longer take any instructions from the Investment Manager with respect to the Cash Collateral Account. The Securities Intermediary shall not honor any direction to invest, exercise any voting or other rights, or any settlement instructions, from the Investment Manager with respect to the Cash
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Collateral Account, without prior written permission of the Secured Party and shall act solely upon the Secured Party's written instructions with respect to the Cash Collateral Account, which instructions may include a transfer of the Collateral to the Secured Party.

     (c) Neither the Secured Party nor the Securities Intermediary shall have any responsibility to the Pledgor for any loss or liability arising in respect of such investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any portion thereof before maturity).

     (d) The Pledgor will pay or reimburse each of the Secured Party and the Securities Intermediary for any and all costs, expenses and liabilities incurred by it in connection with this Agreement, the maintenance and operation of the Cash Collateral Account and the investment of the Cash Collateral, and any investment charges or other fees in connection with maintenance of the Cash Collateral Account.

     13. Remedies. (a) Upon the occurrence of an Event of Default, if Cash Collateral remains in the Cash Collateral Account, the Secured Party may, without notice of any kind, except for notices required by law which may not be waived, apply the Cash Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or in any way relating to the Cash Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Secured Party, to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-608(a)(1)(C) of the UCC, need the Secured Party account for the surplus, if any, to the Pledgor. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Secured Obligations, the Secured Party shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the UCC. To the extent permitted by law, the Pledgor waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder.

     (b) The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations, and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency and any other expenses incurred by the Secured Party in connection with such collection.

     14. Secured Party's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Secured Party's own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the


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                                                                               8

purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 14(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          15. Duty of the Secured Party. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to comply with the specific duties and responsibilities set forth herein. The powers conferred on the Secured Party in this Agreement are solely for the protection of the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Neither the Secured Party nor its directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          16. Filing of Financing Statements. Pursuant to applicable law, the Pledgor authorizes the Secured Party to file financing statements with respect to the Collateral in such form and in such filing offices as the Secured Party reasonably determines appropriate to perfect the security interests of the Secured Party under this Agreement.

          17. Termination. At such time as the Secured Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, this Agreement and all obligations (other than those expressly stated to survive termination) of the parties hereunder shall terminate. The Secured Party will notify the Securities Intermediary upon the termination of this Agreement.

          18. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Pledgor, to it in care of RCN Corporation, 105 Carnegie Center, Princeton, New Jersey 08540, telecopy: (212) 450-4800,
Attention: Chief Financial Officer, (Telecopy No. 609-951-8637);

          (b) if to the Secured Party, to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of David Mallett (Telecopy No.
(212) 270-4584) and Dorothy Vena (Telecopy No. (212) 270-4164); and

          (c) if to the Securities Intermediary, to The Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675, Attention of Mark Cosentino (Telecopy No. (312) 630-6062).

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                                                                               9

     Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery.

     The Securities Intermediary may conclusively rely on a direction which it believes in good faith is from a person or persons having authority to take such action. The Securities Intermediary shall incur no liability to the Secured Party, the Pledgor or the Cash Collateral Account for acting on any instruction, direction or other communication on which the Securities Intermediary is authorized to rely pursuant to this Agreement, or for any delay in delivery or non-delivery or error in transmission (other than in the case of gross negligence or willful misconduct).

     19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor, the Secured Party and the Securities Intermediary, provided that any provision of this Agreement may be waived by the Secured Party in a letter or agreement executed by the Secured Party or by telex or facsimile transmission from the Secured Party.

     (b) The Secured Party shall not by any act (except by a written instrument pursuant to Section 20(a) hereof) of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     21. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
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                                                                              10

     22. Successors and Assigns. This Agreement and the Cash Collateral Account shall be binding upon the successors and assigns of the Pledgor and the Securities Intermediary and shall insure to the benefit of the Secured Party and its successors and assigns.

     23. Indemnity and Expenses. (a) The Pledgor agrees to indemnify each of the Secured Party and the Securities Intermediary, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from such party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (b) The Pledgor shall pay to each of the Secured Party and the Securities Intermediary upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party or the Securities Intermediary may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party or the Securities Intermediary hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     (c) The agreements in this Section 23 shall survive termination of this Agreement.

     24. Governing Law. Both this Agreement and the Cash Collateral Account shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. For purposes of the UCC, New York shall be deemed to be the Security Intermediary's jurisdiction and the Cash Collateral Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

     25. Securities Intermediary, (a) Under no circumstances shall the Securities Intermediary be responsible for (i) determining whether a default exists under the Credit Agreements, (ii) the use that either the Pledgor or the Secured Party makes of any withdrawn assets or funds or (iii) monitoring the value of the Cash Collateral Account or of any securities originally a part of or added to the Cash Collateral Account.

     (b) The duties and responsibilities of the Securities Intermediary under this Agreement shall be limited to those expressly set forth in this Agreement, and no implied duties may be imputed to it by the terms of this Agreement or otherwise. The Securities Intermediary shall not be subject to, nor obliged to recognize, any other agreement governing the rights or duties of the other parties to this Agreement, even though reference thereto may be made in this Agreement. Without limiting the generality of the foregoing, Securities Intermediary shall have no responsibility for, and shall not be charged with any knowledge of, the terms of the Credit Agreement.

     (c) The Securities Intermediary shall have no duty to furnish valuations of any assets at any time held hereunder, other than the valuations that may appear in the Securities

Intermediary's periodic statements furnished to the parties pursuant to Section 11(3). In performing any such valuations, the Securities Intermediary may rely on information furnished by outside sources believed to be reliable, but the Securities Intermediary shall not be responsible for the accuracy of any valuations furnished by an outside provider selected by the Securities Intermediary in the exercise of ordinary care.


     (d) The Securities Intermediary shall not be responsible for any losses incurred in liquidating securities or other property to satisfy a distribution request hereunder or for the validity, enforceability, perfection or priority of any lien, charge, security interest or other encumbrance claimed by any Person against, in or with respect to the Collateral, the Cash Collateral Account or any asset thereof.

     (e) The Securities Intermediary shall be fully protected in relying without investigation upon any written notice, demand, certificate or other document which it in good faith believes to be genuine, as to the truth and accuracy of the statements made therein, the identity and authority of the persons executing the same and the validity of any signature thereon.


     (f) The Securities Intermediary shall not be personally liable for any act taken or omitted by it under this Agreement in good faith and in the exercise of its own best judgment (other than in the case of gross negligence or willful misconduct). In no event shall the Securities Intermediary be (i) liable to any person for punitive, special, indirect or consequential damages of any kind, even if the Securities Intermediary has been advised of the possibility thereof, or (ii) responsible for any delay in performance; or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond its reasonable control, including but not limited to delays, errors or interruptions caused by the Pledgor, the Secured Party or third parties, any industrial, judicial, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunications equipment, or acts of God.

     IN WITNESS WHEREOF, the Pledgor, the Secured Party and the Securities Intermediary have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                              RFM 2, LLC, as the Pledgor

                              By: RCN CORPORATION, as its sole member

                              By:  /s/ W. Terrell Wingfield
                                   ----------------------------------
                                   Name:  W. Terrell Wingfield
                                   Title: Executive Vice President,
                                          General Counsel & Corporate
                                          Secretary


                              JPMORGAN CHASE BANK, as the Secured Party

                              By:
                                   -----------------------------------
                                   Name:
                                   Title:


                              THE NORTHERN TRUST COMPANY, as the
                              Securities Intermediary

                              By:
                                   -----------------------------------
                                   Name:
                                   Title:

     IN WITNESS WHEREOF, the Pledgor, the Secured Party and the Securities Intermediary have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                              RFM 2, LLC, as the Pledgor

                              By: RCN CORPORATION, as its sole member

                              By:
                                   ----------------------------------
                                   Name:
                                   Title:


                              JPMORGAN CHASE BANK, as the Secured Party

                              By:  /s/ David M. Mallett
                                   -----------------------------------
                                   Name: David M. Mallett
                                   Title: Vice President


                              THE NORTHERN TRUST COMPANY, as the
                              Securities Intermediary

                              By:
                                   -----------------------------------
                                   Name:
                                   Title:

     IN WITNESS WHEREOF, the Pledgor, the Secured Party and the Securities Intermediary have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                              RFM 2, LLC, as the Pledgor

                              By: RCN CORPORATION, its sole member

                              By:
                                   ----------------------------------
                              Name:
                              Title:


                              JPMORGAN CHASE BANK, as the Secured Party

                              By:
                                   -----------------------------------
                              Name:
                              Title:


                              THE NORTHERN TRUST COMPANY, as the
                              Securities Intermediary

                              By:   /s/ Marc E. Cosentino
                                   -----------------------------------
                                   Name: Marc E. Cosentino
                                   Title: Vice President
                                          The Northern Trust Company

                                                                       EXHIBIT A


                          INVESTMENT POLICY GUIDELINES

I.   ELIGIBLE INVESTMENTS

     The portfolio of investments will be limited to:

            (a)  Obligations issued by the U.S. Treasury.

            (b) Obligations guaranteed by the U.S. Government or issued by the following Federal agencies (collectively, the "Permitted Federal Agencies"): (i) the Government National Mortgage Association ("Ginne Mae"), (ii) the Student Loan Marketing Association ("Sallie Mae"), (iii) the Federal National Mortgage Association ("Fannie Mae"), (iv) the Federal Home Loan Mortgage Corp. ("Freddie Mac") and (v) the Federal Home Loan Bank.

            (c) Obligations of foreign and domestic commercial banks and bank holding companies limited to bankers' acceptances, certificates of deposit, negotiable Eurodollar time deposits and longer-term notes issued by banks and Bank Holding companies.

            (d) Obligations of U.S. corporations including commercial paper, asset-backed commercial paper, master notes, floating rate notes, medium term notes and corporate bonds.

            (e) Reverse and Repurchase Agreements with major banks and authorized dealers fully collateralized by U.S. Government or Permitted Federal Agency securities. The market value of the collateral securities, when marked to market must be equal to or greater than the face value of the agreement. During the time a reverse repurchase agreement is outstanding the term of the reinvested proceeds may not exceed the term of the reverse repurchase agreements.

            (f) Asset-Backed Securities and Structured Notes: Securities backed by receivables or other assets that are expected to provide predictable cash flows. The average life of the security may not exceed one (1) year at the time of purchase.

            (g) Money-market funds (intended solely for temporary housing of cash or interest).

            (h)  The portfolio MAY NOT invest in Mortgage-Backed Securities.

II.  Maturity Limits

     The following maturity guidelines will apply to individual investments and to the portfolio as a whole:

          (a) The weighted average maturity of the portfolio is not to exceed ONE (1) YEAR.

          (b) The final maturity of any investment is not to exceed TWO (2) YEARS, with the exception of Asset-Backed Securities, where the average life will be used in lieu of final maturity and will be limited to less than one (1) year.

          (c) All investments with maturities greater than THIRTEEN (13) MONTHS will NOT EXCEED 20% of the portfolio.

III. Concentration Limits

          (a)  Obligations of the U.S. Government and the Permitted Federal
               Agencies: no limits at time of purchase.

          (b) Obligations of Commercial Banks and Bank Holding Companies: WITH ANY ONE ISSUER, NOT TO EXCEED 3%.

          (c) Obligations of U.S. Corporations: with any one issuer, NOT TO EXCEED 3%.

          (d) Reverse and Repurchase Agreements: with any one issuer not to exceed the greater of 10% or $5,000,000.

          (e) Asset-Backed Securities and Structured Notes: with any one issuer or trust, NOT TO EXCEED 3%.

IV.  Credit Quality

     In all categories, emphasis will be on securities of high quality. Assigned credit ratings will be from Moody's Investor Service ("Moody's") and Standard & Poor's Corporation ("S&P"). Holdings are subject to the following limitations:

          (a) Long term debt of foreign and domestic commercial banks and bank holding companies: at least A2 by Moody's and A by S&P.

          (b)  Commercial paper: rated at least A1 BY MOODY'S AND P1 BY S&P.

          (c) Repurchase agreements: underlying collateral meets all previous requirements. Collateral value must exceed 102% of repo proceeds.

          (d)  Other Corporate Debt: Rated at least A2 BY MOODY'S AND A BY S&P.

          (e) Asset-backed Securities and Structured Notes: Rated Aaa by Moody's or AAA by S&P.

V.   OTHER LIMITATIONS

     Investments in securities other than allowed in Section I are prohibited.

                                                                  EXECUTION COPY


     FIRST AMENDMENT, dated as of March 5, 2003 (this "Amendment"), to the Cash Collateral Agreement, dated as of February 19, 2003 (as amended, supplemented or otherwise modified from time to time, the "Cash Collateral Agreement"), among RFM 2, LLC, a Delaware limited liability company (the "Pledgor"), JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Secured Party") for the benefit of itself and the Lenders parties to the Credit Agreement referred to below, and THE NORTHERN TRUST COMPANY, as Securities Intermediary (in such capacity, the "Securities Intermediary").

     WHEREAS, pursuant to Section 6.05 of the Credit Agreement, dated as of June 3, 1999, among RCN CORPORATION, RCN TELECOM SERVICES OF PENNSYLVANIA, INC. (now known as Telecom Services, Inc.), RCN CABLE SYSTEMS, INC. (now known as RCN Telecom Services, Inc.), JAVANET, INC. (now known as UNET Holding, Inc.), RCN FINANCIAL MANAGEMENT, INC., UNET HOLDING, INC., INTERPORT COMMUNICATIONS CORP. (now known as UNET Holding, Inc.) and ENET HOLDING, INC. (now known as RCN Internet Services, Inc.)(collectively, the "Borrowers"), the lenders party thereto (the "Lenders"), and JPMORGAN CHASE BANK, formerly THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Pledgor entered into the Cash Collateral Agreement for the benefit of the Secured Party and the Lenders; and

     WHEREAS the parties to the Cash Collateral Agreement have requested that a certain provision of the Cash Collateral Agreement be modified in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Cash Collateral Agreement, as amended hereby.

     2.  Amendment to the Cash Collateral Agreement.

     The definition of the term "Investment Manager" in Section 1 of the Cash Collateral Agreement is hereby amended by deleting such term in its entirety and inserting in its place the following:

                         "Investment Manager":  the collective
                    reference to Thomas Weisel Partners LLC, Mellon Bond Associates (together with its successors) and any other entity designated in writing as an "Investment Manager" by the Secured Party and the Pledgor to the Securities Intermediary. As of the date of this Agreement, Thomas Weisel Partners LLC is the acting Investment Manager with respect to the Cash Collateral Account."

          3. No Other Amendments: Confirmation. Except as expressly amended hereby, the provisions of the Cash Collateral Agreement are and shall remain in full force and effect.

          4. Representations and Warranties. The Pledgor hereby represents and warrants to the Secured Party that, as of the date hereof, all representations and warranties of the Pledgor, the Secured Party and the Securities Intermediary set forth in the Cash Collateral Agreement are true and correct in all material respects.

          5. Conditions Precedent to Effectiveness. This Amendment shall become effective when the Secured Party shall have received counterparts hereof duly executed and delivered by the Pledgor and the Securities Intermediary.

          6. Expenses. The Pledgor agrees to reimburse each of the Secured Party and the Securities Intermediary for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of its legal counsel.

          7.   Governing Law; Counterparts.

               (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                                    RFM 2, LLC, as the Pledgor

                                    By: RCN CORPORATION, as its sole member

                                    By:     /s/ Timothy J. Stoklosa
                                         ___________________________________
                                         Name:  Timothy J. Stoklosa
                                         Title: Executive Vice President

                                    JPMORGAN CHASE BANK, as the Secured Party

                                    By:
                                         ___________________________________
                                         Name:
                                         Title:


                                    THE NORTHERN TRUST COMPANY, as the
                                    Securities Intermediary

                                    By:
                                         ___________________________________
                                         Name:
                                         Title:

'                                                                              3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.



                                   RFM 2, LLC, as the Pledgor


                                   By: RCN CORPORATION, as its sole member

                                   By:
                                       -------------------------------
                                       Name:
                                       Title:



                                   JPMORGAN CHASE BANK, as the Secured Party


                                   By: Mary Ellen Egbert
                                       -------------------------------
                                       Name:  Mary Ellen Egbert
                                       Title: Managing Director



                                   THE NORTHERN TRUST COMPANY, as the
                                   Securities Intermediary


                                   By:
                                       --------------------------------
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                       RFM 2, LLC, as the Pledgor

                                       By: RCN CORPORATION, as its sole member

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       JPMORGAN CHASE BANK, as the Secured Party

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       THE NORTHERN TRUST COMPANY, as the
                                       Securities Intermediary

                                       By: Patricia Somerville
                                           -------------------------------------
                                           Name:  Patricia Somerville
                                           Title: Vice President